NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Allspring Discovery Fund	NVIT Jacobs Levy Large Cap Core Fund (formerly,
NVIT AQR Large Cap Defensive Style Fund	NVIT Neuberger Berman Multi Cap Opportunities
NVIT BlackRock Equity Dividend Fund	Fund)
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT Jacobs Levy Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Equity Income	NVIT Multi-Manager Mid Cap Value Fund
Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Calvert Equity Fund (formerly, NVIT BNY	NVIT Multi-Manager Small Cap Value Fund
Mellon Sustainable U.S. Equity Fund)	NVIT Multi-Manager Small Company Fund
NVIT Columbia Overseas Value Fund	NVIT NS Partners International Focused Growth
NVIT Emerging Markets Fund	Fund (formerly, NVIT AllianzGI International
NVIT International Equity Fund	Growth Fund)
NVIT Real Estate Fund
Supplement dated December 7, 2023
to the Prospectus dated May 1, 2023
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Multi-Manager Small Cap Growth Fund (the “Fund”)

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on December 6, 2023, the Board approved the termination of Wellington Management Company LLP (“Wellington Management”) as subadviser to the NVIT Multi-Manager Small Cap Growth Fund (the “Fund”), effective on or about March 11, 2024 (the “Effective Date”). Accordingly, all references to, and information regarding, Wellington Management are deleted in their entirety. Invesco Advisers, Inc. (“Invesco”) will continue to serve as the Fund’s sole subadviser.

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The Fund is renamed the “NVIT Invesco Small Cap Growth Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

b.	The information under the heading “Principal Investment Strategies” beginning on page 56 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by small‑cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund may enter into repurchase agreements to generate additional income.
The Fund invests primarily in securities that are considered by the Fund’s subadviser to have high growth potential based on fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. The subadviser also evaluates research on particular industries, market trends and general economic conditions. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

c.	The information under the heading “Principal Risks” beginning on page 57 of the Prospectus is modified as follows:

i.	“Foreign securities risk” is deleted in its entirety.

ii.	“Initial public offering risk” is deleted in its entirety.

iii.	“Multi-manager risk” is deleted in its entirety.

iv.
“Selection risk” is deleted in its entirety and replaced with the following: “Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.

d.	The information under the heading “Portfolio Management – Subadvisers” on page 58 of the Prospectus is deleted in its entirety and replaced with the following:
Invesco Advisers, Inc. (“Invesco”)

e.	The table under the heading “Portfolio Management – Portfolio Managers” on page 59 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Ronald J. Zibelli, Jr., CFA	Senior Portfolio Manager (lead)	Since 2008
Ash Shah, CFA, CPA	Senior Portfolio Manager	Since 2014

f.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 98 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small‑cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund may enter into repurchase agreements to generate additional income.
The Fund’s subadviser looks for companies that it believes have high growth potential using fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. The subadviser also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, the subadviser considers the following factors which can vary:

●	companies with proven management records that are able to handle rapid growth;

●	companies with innovative products or services and

●	companies with above average growth profiles and what Invesco believes to be sustainable growth rates.
The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

g.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 98 of the Prospectus is modified as follows:

i.	“Bottom‑up approach” is deleted in its entirety.

h.
The information under the heading “How the Funds Invest - Principal Risks” on page 99 of the Prospectus, the references to Foreign Securities Risk, Initial Public Offering Risk and Multi-Manager Risk are deleted.

i.	The information relating to Invesco Advisers, Inc. under the heading “Fund Management—Subadvisers beginning on page 118 of the Prospectus is deleted in its entirety and replaced with the following:
INVESCO ADVISERS, INC. (“INVESCO”), located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309, is the subadviser to the NVIT Invesco Small Cap Growth Fund and a portion of the NVIT Multi-Manager Small Company Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company.

j.
The information relating to the NVIT Multi-Manager Small Cap Growth Fund under the heading “Fund Management – Portfolio Management” on page 122 of the Prospectus is deleted in its entirety and replaced with the following:

NVIT Invesco Small Cap Growth Fund
Ronald J. Zibelli, Jr., CFA, and Ash Shah, CFA, CPA, are primarily responsible for the day‑to‑day management of the Fund.
Mr. Zibelli is a Senior Portfolio Manager (lead) for the Small Cap Growth, Mid Cap Growth, Large Cap Growth, and Multi Cap Growth strategies at Invesco. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Zibelli was associated with OppenheimerFunds, a global asset management firm.
Mr. Shah is a Senior Portfolio Manager for the Small Cap Growth, Large Cap Growth, and Technology strategies at Invesco. He joined Invesco when the firm combined with OppenheimerFunds in 2019. From 2006 to 2019, Mr. Shah was associated with OppenheimerFunds, a global asset management firm.
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